UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2014

SAGA ENERGY, INC. (Exact name of registrant as specified in its chapter)

Florida	000-52692	65-0921319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 N. Post Oak Road Suite 550 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(214) 960-4742 Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective January 31, 2014, Carla Petty resigned as the Secretary of Saga Energy, Inc. (the “Company”, “we” or “us”) and Lisa Waun was appointed as the Secretary of the Company to fill such vacancy.  Ms. Waun’s biographical information is provided below:

Lisa Waun, Age 46

Ms. Waun has served as Office Manager and Chief of Accounting at Career Employment Services, which is a headhunter company since March 2013.Ms. Waun served as chief accountant for Canyon E&P from March 2010 to February 2013.Prior thereto, from March 2005 through February 2010, Ms. Waun served as the office manager/chief of accounting and realtor at Finley Malone Real Estate.

Ms. Waun is the step daughter of J. Michael Myers, our Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 4, 2014	SAGA ENERGY, INC.

/s/ J. Michael Myers
	BY:	J. Michael Myers
	ITS:	President and Chief Executive Officer (Principal Executive Officer)